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                                                                    Exhibit 10.2

                 SUPPLEMENT TO AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        HPMC DEVELOPMENT PARTNERS, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP

         This SUPPLEMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Supplement") is made and entered into as of the 23rd day of April, 1998, by and among HCG DEVELOPMENT, L.L.C., a Delaware limited liability company, as the managing general partner ("Highridge GP" or for so long as Highridge GP is a General Partner, the "Managing General Partner"), SUMMIT PARTNERS I, L.L.C., a Delaware limited liability company, as a limited partner (the "Highridge Limited Partner"), and MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P., a California limited partnership, as a limited partner (the "Mack-Cali Limited Partner" and together with the Highridge Limited Partner, the "Limited Partners"), with reference to the following:

                                    RECITALS

         A. The Managing General Partner and the Limited Partners have entered into that certain Agreement of Limited Partnership of HPMC Development Partners, L.P., a Delaware limited partnership dated as of April 23, 1998 (the "Agreement").

         B. The Managing General Partner and the Limited Partners desire that this Supplement be an integral part of the Agreement and modify the terms of the Agreement to the extent set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein (the receipt and sufficiency of which hereby are acknowledged by each party hereto), the parties hereto, intending to be legally bound, agree as follows:

         1. Each of the Development Plans (including the budgets contained therein) for the El Segundo Land and the Summit Ridge Land are hereby Approved by the Partners and shall constitute the Approved Development Plans with respect thereto.

         2. Notwithstanding anything to the contrary contained in the Agreement:

                  (a) The Mack-Cali Limited Partner's Section 2.1.1 Contribution
(Cash) identified on Exhibit B of the Agreement shall be reduced to $5,000,000, which sum shall be held as reserves until such time as the Mack-Cali Partners have contributed the maximum amount of their Required Additional Capital Contributions pursuant to Section 2(b) of this Supplement, provided, that the Managing General Partner is


                                      (1)
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authorized to make expenditures of the Mack-Cali Limited Partner's Section 2.1.1
Contributions (Cash) in accordance with the Approved Development Plans (and the budgets contained therein), as needed from time to time to the extent the Mack-Cali Partners fail to make any Required Additional Capital Contributions pursuant to and in accordance with Section 2(b) of this Supplement (and the use of such funds by the Managing General Partner shall not relieve the Mack-Cali Partners of their obligations to make Required Additional Capital Contributions under Section 2(b) of this Supplement).

                  (b) In addition to the Required Additional Capital Contributions of the Mack-Cali Partners under Section 2.1.2 of the Agreement, the Mack-Cali Partners shall make additional Capital Contributions to the Partnership from time to time in accordance with a disbursement request in the form of Exhibit N attached hereto (a "Disbursement Request") delivered by the Managing General Partner, in order to fund the operations of the Partnership and the Investment Entities in accordance with the Approved Development Plans (including the budgets contained therein). The Managing General Partner may issue Disbursement Requests from time to time in amounts then required within the Approved Development Plans (and the budgets contained therein). The Mack-Cali Partners shall make the Required Additional Contributions set forth in each Disbursement Request within ten (10) days after the date on which the Disbursement Request with respect thereto has been received (or deemed received under Section 9.5 of the Agreement). To the extent a Disbursement Request identifies progress payments or final payments with respect to construction of improvements at the El Segundo Land or the Summit Ridge Land, the Disbursement Request shall include a certificate from an engineer or architect licensed to practice and qualified to do business in California (and acceptable to the applicable construction lender) as to the accuracy of progress (or final) payments sought in accordance with standard AIA guidelines and procedures. The Partners shall use reasonable efforts to engage such engineer or architect, subject to the reasonable Approval of the Partners as to who is engaged, as soon as is practicable hereafter. In no event shall the Required Additional Capital Contributions required under this Section 2(b) exceed $14,200,000, subject to reduction pursuant to Section 3 of this Supplement.

                  (c) If the Mack-Cali Partners fail to contribute their Required Additional Capital Contributions to the Partnership pursuant to Section 2(b) of this Supplement, the Highridge Partners shall have all of the remedies available under Article II of the Agreement, and, in addition, such failure shall result in the Mack-Cali Partners becoming Terminated Partners to the extent provided in Section 2.2.2 of the Agreement.

         3. Section 2.1.2.2 of the Agreement is hereby deleted. Notwithstanding the other provisions of this Agreement, to the extent the amount of the construction financing for the El Segundo Land and the Summit Ridge Land exceeds $27,200,000, the maximum amount of Required Additional Capital Contributions of the Mack-Cali Partners pursuant to Section 2(b) of this Supplement shall be reduced by the difference between (a) the amount of such construction financing (up to a maximum of $28,200,000), less (b) $27,200,000. In no event shall the reduction of the maximum


                                      (2)
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amount of the Mack-Cali Partners' Required Additional Capital Contributions
under Section 2(b) of this Supplement exceed $1,000,000.

         4. Section 2.1.2.3 of the Agreement is modified such that the maximum amount of the contributions from the Mack-Cali Partners thereunder shall be limited to the maximum amount of Required Additional Contributions then remaining with respect to the Mack-Cali Limited Partner (and not $4,000,000), and (b) the last sentence of Section 2.1.2.3 of the Agreement is deleted, such that there is no limit on the Capital Equalization Distribution thereunder. To the extent the Mack-Cali Limited Partner has made contributions to the Partnership under Section 2.1.2.3 of the Agreement, such contributions shall be treated as Required Additional Capital Contributions made by it under Section
2.1.2.3 of the Agreement.

         5. If any third party financing (other than Third Party Mezzanine Financing governed by Section 2.1.2.4 of the Agreement, which provision shall remain in full force and effect) is obtained for the development of the El Segundo Land and/or the Summit Ridge Land, or refinancing in replacement thereof, and proceeds therefrom may be used to distribute to the Partners, such proceeds shall be made to the Highridge Partners as a Capital Equalization Distribution as provided in Section 2.1.2.3 of the Agreement prior to making any distributions to the Partners under Article 4. Distributions to the Highridge Partners pursuant to this Section 5 of this Supplement shall be deemed to have been made pursuant to Section 4.1.1(c) of the Agreement in repayment of the Highridge Partners' Invested Capital.

         6. Except as otherwise defined herein, capitalized terms in this Supplement shall have the meaning given such terms in the Agreement.

         7. Except as expressly supplemented or modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

         8. This Supplement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument when taken together. In addition, this Supplement may contain more than one counterpart of the signature page and this Supplement may be executed by the affixing of the signatures of each of the Partners to one or more of such counterpart signature page. A Partner shall be deemed to have executed and delivered this Supplement if and when it has manually executed a counterpart signature page to this Supplement, transmitted a copy of the same by facsimile to the other Partners at such other Partner's facsimile number set forth in the Agreement, and received a printed confirmation of the successful receipt thereof by such other Partner. This Supplement shall not be binding on the Partners hereto unless each Partner shall have executed and delivered a copy of both the Agreement and this Supplement to the other Partners. If this Supplement is executed and delivered by facsimile, each Partner who transmits its signature page for this Supplement by facsimile shall promptly forward a manually executed signature page to the other


                                      (3)
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Partner (but a Partner's failure to so promptly shall not affect the validity of its execution and delivery of this Supplement by facsimile transmission).

         9. This Supplement is executed by the Partners in the interest of time in order to avoid any delays in amending and restating the Agreement to fully reflect the provisions of this Supplement. The Partners shall use reasonable good faith efforts to amend and restate the Agreement in accordance with the terms of this Supplement as soon as is practicable hereafter.

[Signatures on next page]


                                      (4)
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         IN WITNESS WHEREOF, this Supplement is executed, and is effective for all purposes, as of the date first set forth above.

                              GENERAL PARTNER

                              HCG DEVELOPMENT, L.L.C.,
                              a Delaware limited liability company

                              By: Highridge Asset Management,
                                  L.L.C., a Delaware limited liability
                                  company, Manager

                                  By: Highridge Management, Inc.,
                                      a California corporation,
                                      Managing Member


                                      By: _____________________________
                                          Name:
                                          Title:

                              LIMITED PARTNERS:

                              SUMMIT PARTNERS I, L.L.C.,
                              a Delaware limited liability company

                              By: Highridge Asset Management,
                                  L.L.C., a Delaware limited liability
                                  company, Manager

                                  By: Highridge Management, Inc.,
                                      a California corporation,
                                      Managing Member


                                      By: _____________________________
                                          Name:
                                          Title:

                              MACK-CALI CALIFORNIA
                              DEVELOPMENT ASSOCIATES L.P.,
                              a California limited partnership

                              By: Mack-Cali Sub XXI, Inc., a
                                  Delaware corporation, its
                                  general partner


                                  By: _____________________________
                                      Name:
                                      Title:


                                      (5)